PAGE 1
EXHIBIT 24--POWERS OF ATTORNEY

                          ARCHER-DANIELS-MIDLAND COMPANY

                                 Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Chairman of the Board and Chief Executive (Principal Executive Officer) of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Chairman of the Board, Chief Executive and Director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of September, 1994.



                                        D. O. ANDREAS
1
            PAGE 2


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.



                                        L. W. ANDREAS
2
            PAGE 3


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of September, 1994.



                                        M. D. ANDREAS
3
            PAGE 4

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of September, 1994.


                                        Shreve M. Archer, Jr.
4
            PAGE 5


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.



                                        Ralph Bruce
5

            PAGE 6

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of September, 1994.



                                        Howard Buffett
6
            PAGE 7

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.



                                        John H. Daniels
7
            PAGE 8


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26 day of September, 1994.


                                        Ray A. Goldberg
8

         PAGE 9


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.



                                        H. D. Hale
9
            PAGE 10


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.



                                        F. Ross Johnson
10
            PAGE 11


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of September, 1994.



                                        J. R. Randall
11

            PAGE 12

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26 day of September, 1994.


                                   R. S. Strauss
12
            PAGE 13


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.


                                   J. K. Vanier
13
            PAGE 14


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, RICHARD P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1994, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1994.


                                   O. G. Webb
14